EXHIBIT 10.5
Services Agreement

                               SERVICES AGREEMENT


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                                    BETWEEN:

GSI TECHNOLOGIES USA INC., a publicly traded corporation registered under Delaware State Law, specializing in Digital Media Logistics and having its principal business place at 400 St-Jacques West, Suite 500, Montreal, Quebec, Canada, H2Y 1S1.
                                                          HEREAFTER KNOWN AS GSI

                                      AND:

LTS NETWORKS INC., a corporation duly incorporated according to law, having a place of business at 1055, Beaver Hall, Suite 201, Montreal, Quebec, Canada, H2Z 1S5.

                                                          HEREAFTER KNOWN AS LTS

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WHEREAS, GSI needs specialized employees in various positions,

WHEREAS, LTS agrees to provide staff services to GSI,


BOTH PARTIES AGREE ON THE FOLLOWING:
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     1.  SERVICES:

As of July 1st, 2003, LTS will provide specialized staff and personnel to GSI for the following positions:

          -    Product Development
          -    Sales
          -    Marketing
          -    Business Development
          -    Investor Relations
          -    Operations
          -    Administration
          -    Secretarial
          -    Receptionist

     2.  PAYMENT:


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LTS will invoice GSI on a monthly basis at cost plus 5%.



     3.  TERMINATION:

If GSI wishes to cancel any or all of the staff position, or the present agreement, GSI will give a 30-days notice, in writing, to LTS. Upon any such a notice, LTS will not have any recourse, of any kind, against GSI except than recourse on outstanding invoices.

     4.  TERM:

This agreement is valid for 12 months period ending June 30th, 2004, subject to clause no. 3.

     5.  CONFIDENTIALITY

LTS undertakes to have all specialized staff and personnel providing services to GSI USA and all other LTS employees and Directors, sign appropriate Non Disclosure, Non Competition and Confidentiality Agreements supplied by GSI within the next 30 days.

This agreement is governed under the laws of Quebec.


BOTH PARTIES DECLARE THAT THEY HAVE READ AND AGREED ON ALL THE ABOVE MENTIONED ITEMS.


Signed in Montreal, this 30th day of June 2003.



By: /s/ Glen Pearson               By: /s/ Marie Eid
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Glen Pearson                           Marie El-Ahmar Eid
LTS Networks Inc.                      Secretary of the Board


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